T. ROWE PRICE OHA FLEXIBLE CREDIT INCOME FUND

Quarterly Holdings Report - Part F
As of March 31, 2025

T. Rowe Price OHA Flexible Credit Income Fund
Schedule of Investments
March 31, 2025
(Unaudited)
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread			Interest Rate (2)	Maturity Date	Par Amount/Units	Cost (3)	Fair Value
Investments - Corporate Loans
First Lien Debt
Aerospace and Defense
Peraton Corp.	(4)	S+	3.75%		8.17%	2/1/2028	$997	$937	$890
								937	890
Automobile
Wheels Bidco, Inc.	(4) (5) (6)	S+	5.50%		9.79%	11/3/2031	2,500	2,476	2,475
Clarios Global LP		S+	2.75%		7.07%	1/28/2032	2,000	1,998	1,973
								4,474	4,448
Broadcasting and Entertainment
Learfield Communications, LLC	(6)	S+	4.50%		8.82%	6/30/2028	895	895	898
								895	898
Chemicals, Plastics and Rubber
ASP Unifax Holdings, Inc.	(4) (6)	S+	7.75%	(4.75% PIK)	12.05%	9/28/2029	5,121	4,924	4,976
								4,924	4,976
Construction & Building
FloWorks International LLC	(4) (5) (6)	S+	4.75%		9.07%	11/26/2031	1,689	1,681	1,680
FloWorks International LLC	(4) (5) (7)	S+	4.75%		9.07%	11/26/2031	211	—	(1)
								1,681	1,679
Consumer Goods: Durable
Marcone Yellowstone Buyer, Inc.	(5)	S+	7.00%	(3.25% PIK)	11.46%	6/23/2028	904	887	861
Marcone Yellowstone Buyer, Inc.	(5)	S+	7.00%	(3.25% PIK)	11.46%	6/23/2028	98	96	93
Marcone Yellowstone Buyer, Inc.	(5)	S+	7.00%	(3.25% PIK)	11.46%	6/23/2028	2,720	2,670	2,591
								3,653	3,545
Finance
Beacon Pointe Advisors LLC	(4) (5) (6)	S+	4.75%		9.07%	12/29/2028	208	208	209
Beacon Pointe Advisors LLC	(4) (5) (6)	S+	4.75%		9.07%	12/29/2028	731	731	731
Beacon Pointe Advisors LLC	(4) (5) (7)	S+	4.75%		9.07%	12/29/2027	199	—	—
Beacon Pointe Advisors LLC	(5)	S+	4.75%		9.07%	12/29/2028	1,863	1,863	1,863
Spectrum Automotive Holdings, Corp.	(4) (5) (6)	S+	5.25%		9.57%	6/29/2028	757	754	757
Spectrum Automotive Holdings, Corp.	(4) (5) (7)	S+	5.25%		9.57%	6/29/2027	103	—	—
Spectrum Automotive Holdings, Corp.	(4) (5) (6)	S+	5.25%		9.57%	6/29/2028	2,715	2,704	2,715
								6,260	6,275

Investments (1)	Footnotes	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/Units	Cost (3)	Fair Value
Healthcare, Education and Childcare
CNSI Holdings, LLC	(4) (5) (7)	S+	5.50%	9.80%	12/17/2029	311	82	82
CNSI Holdings, LLC	(4) (5) (6)	S+	5.50%	9.80%	12/17/2029	2,021	2,017	2,016
CPI Holdco LLC	(4) (5) (6)	S+	5.50%	10.07%	11/1/2028	389	386	385
CPI Holdco LLC	(4) (5) (7)	S+	5.50%	10.07%	10/30/2026	424	(3)	(4)
CPI Holdco LLC	(4) (5) (6)	S+	5.50%	10.07%	11/1/2028	3,885	3,852	3,846
Packaging Coordinators Midco, Inc.	(4) (5)	S+	4.75%	9.04%	1/22/2032	4,902	4,890	4,841
Packaging Coordinators Midco, Inc.	(4) (5) (7)	S+	4.75%	9.04%	1/22/2032	2,065	—	(26)
Packaging Coordinators Midco, Inc.	(4) (5) (7)	S+	4.75%	9.04%	1/22/2032	494	(1)	(6)
Packaging Coordinators Midco, Inc.	(4) (5) (7)	S+	4.75%	9.04%	1/22/2032	539	—	(7)
NextGen Healthcare, Inc	(5)	S+	5.25%	9.55%	11/9/2030	1,600	1,592	1,592
							12,815	12,719
High Tech
Banyan Software Holdings, LLC	(4) (5)	S+	5.25%	9.57%	1/2/2031	3,043	3,029	3,028
Banyan Software Holdings, LLC	(4) (5) (7)	S+	5.25%	9.57%	1/2/2031	326	(2)	(2)
Banyan Software Holdings, LLC	(4) (5) (7)	S+	5.25%	9.57%	1/2/2031	1,630	630	625
Diligent Corp.	(5) (6)	S+	5.00%	9.31%	8/2/2030	842	836	840
Diligent Corp.	(5) (6)	S+	5.00%	9.31%	8/2/2030	144	143	144
Diligent Corp.	(5) (7)	S+	5.00%	9.31%	8/2/2030	187	(1)	—
GS AcquisitionCo, Inc.	(4) (5) (7)	S+	5.25%	9.55%	5/25/2028	12	—	—
GS AcquisitionCo, Inc.	(4) (5) (6)	S+	5.25%	9.55%	5/25/2028	1,245	1,239	1,238
Ministry Brands Purchaser LLC	(4) (5) (6)	S+	5.50%	9.92%	12/29/2028	152	150	151
Ministry Brands Purchaser LLC	(4) (5) (7)	S+	5.50%	9.92%	12/30/2027	149	(2)	(2)
Ministry Brands Purchaser LLC	(4) (5) (6)	S+	5.50%	9.92%	12/29/2028	1,507	1,482	1,488
Finastra USA, Inc.	(4) (5) (6)	S+	7.25%	11.43%	9/13/2029	3,498	3,529	3,516
Finastra USA, Inc.	(4) (5) (7)	S+	7.25%	11.43%	9/13/2029	367	92	92
MRI Software LLC	(4) (5) (6)	S+	4.75%	9.05%	2/10/2027	1,949	1,942	1,935
MRI Software LLC	(4) (5) (6)	S+	4.75%	9.05%	2/10/2027	309	308	306
MRI Software LLC	(4) (5) (7)	S+	5.50%	9.05%	2/10/2027	139	7	7
							13,382	13,366
Insurance
Alera Group, Inc.	(4) (5) (6)	S+	5.25%	9.57%	10/2/2028	712	712	712
Alera Group, Inc.	(5) (6)	S+	5.25%	9.57%	10/2/2028	2,506	2,506	2,506
Peter C. Foy & Associates Insurance Services LLC	(4) (5) (6)	S+	5.50%	9.82%	11/1/2028	771	770	771
Peter C. Foy & Associates Insurance Services LLC	(4) (5) (7)	S+	5.50%	9.81%	11/1/2027	133	—	—
Peter C. Foy & Associates Insurance Services LLC	(4) (5) (6)	S+	5.50%	9.81%	11/1/2028	2,777	2,771	2,777
RSC Acquisition, Inc.	(4) (5) (7)	S+	4.75%	9.05%	11/1/2029	97	—	—
RSC Acquisition, Inc.	(4) (5) (6)	S+	4.75%	9.05%	11/1/2029	775	771	771

Investments (1)	Footnotes	Reference Rate and Spread			Interest Rate (2)	Maturity Date	Par Amount/Units	Cost (3)	Fair Value
RSC Acquisition, Inc.	(4) (5) (6)	S+	4.75%		9.04%	11/1/2029	2,934	2,921	2,920
THG Acquisition LLC	(4) (5) (6)	S+	4.75%		9.07%	10/31/2031	2,248	2,238	2,237
THG Acquisition LLC	(4) (5) (7)	S+	4.75%		9.07%	10/31/2031	501	6	6
THG Acquisition LLC	(4) (5) (7)	S+	4.75%		9.07%	10/31/2031	251	10	10
								12,705	12,710
Media: Diversified & Production
Circana Group LP	(4) (5) (7)	S+	5.00%		9.32%	12/1/2027	230	27	30
Circana Group LP	(5) (6)	S+	5.00%		9.31%	12/1/2028	3,552	3,520	3,552
								3,547	3,582
Personal and Nondurable Consumer Products (Manufacturing only)
Revlon Intermediate Holdings IV LLC	(4) (6)	S+	6.88%		11.28%	5/2/2028	4,000	3,996	3,890
								3,996	3,890
Services: Business
ARAMSCO, Inc.		S+	4.75%		9.05%	10/10/2030	2,854	2,701	2,677
ARAMSCO, Inc.	(7)	S+	4.75%		9.05%	10/10/2030	294	(11)	(13)
Cheval Blanc Holdings Company	(5)			(14.50% PIK)	14.50%	10/30/2030	2,825	2,741	2,740
GC Waves Holdings, Inc.	(4) (5) (6)	S+	4.75%		9.17%	10/4/2030	3,586	3,586	3,568
IG Investment Holdings, LLC	(4) (5) (7)	S+	5.00%		9.29%	9/22/2028	149	—	—
IG Investment Holdings, LLC	(4) (5)	S+	5.00%		9.29%	9/22/2028	1,847	1,843	1,847
PT Intermediate Holdings III LLC	(5) (7)	S+	5.00%	(1.75% PIK)	9.30%	4/9/2030	77	—	(1)
PT Intermediate Holdings III LLC	(5)	S+	5.00%	(1.75% PIK)	9.30%	4/9/2030	4,098	4,101	4,057
USIC Holdings, Inc.	(4) (5) (7)	S+	5.50%		9.81%	9/10/2031	102	22	24
USIC Holdings, Inc.	(4) (5) (7)	S+	5.25%		9.56%	9/10/2031	215	114	115
USIC Holdings, Inc.	(4) (5) (6)	S+	5.50%		9.81%	9/10/2031	1,682	1,674	1,673
								16,771	16,687
Services: Consumer
Crash Champions, LLC	(4) (8)	S+	4.75%		9.07%	2/23/2029	997	898	902
								898	902
Telecommunications
CommScope, Inc.	(4)	S+	5.25%		9.57%	12/17/2029	3,158	3,070	3,150
								3,070	3,150

First Lien Debt Total								$90,008	$89,717

Investments (1)	Footnotes	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/Units	Cost (3)	Fair Value
Second Lien Debt
Aerospace and Defense
Peraton Corp.	(4) (6)	S+	7.75%	12.18%	2/1/2029	1,256	1,263	954
Peraton Corp.	(4)	S+	8.00%	12.43%	2/1/2029	1,900	1,913	1,450
							3,176	2,404
Banking
Orion Advisor Solutions, Inc.	(4) (5)	S+	7.50%	11.79%	9/24/2028	5,296	5,340	5,270
							5,340	5,270
Capital Equipment
Infinite Bidco LLC	(4) (6)	S+	7.00%	11.55%	3/2/2029	800	700	702
							700	702
Finance
Sedgwick Claims Management Services, Inc.	(5)	S+	5.00%	9.31%	7/31/2032	5,000	5,000	4,987
							5,000	4,987
High Tech
OceanKey (U.S.) II Corp.	(4) (5)	S+	6.75%	11.17%	12/17/2029	3,700	3,667	3,681
Polaris Newco LLC	(4) (5)	S+	9.00%	13.41%	6/4/2029	8,000	8,000	7,840
							11,667	11,521

Services: Business
Vision Solutions, Inc.	(4)	S+	7.25%	11.80%	4/23/2029	3,430	3,331	3,314
							3,331	3,314
Services: Consumer
All My Sons Moving and Storage of Kansas LLC	(5) (6)	S+	7.75%	12.19%	10/25/2029	2,900	2,894	2,878
							2,894	2,878

Second Lien Debt Total							$32,108	$31,076

Corporate Loans Total							$122,116	$120,793

Investments - Asset Backed Securities
Structured Finance
Barings CLO Ltd.		S+	8.00%	12.29%	4/20/2036	1,500	1,507	1,508
Madison Park Funding XXVIII Ltd.		S+	10.71	15.00%	7/15/2030	1,438	638	710
Magnetite XVII Ltd.		S+	10.71	15.00%	7/20/2031	2,150	1,466	1,080
RR 7 Ltd.		S+	10.71	15.00%	1/15/2033	1,000	519	343
Trinitas CLO XIV Ltd.		S+	8.30%	12.60%	1/25/2034	800	806	787
							4,936	4,428

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date		Par Amount/Units	Cost (3)	Fair Value
Asset Backed Securities Total							4,936	4,428

Investments - Bonds
Healthcare, Education and Childcare
1261229 B.C. Ltd.	(8)		10.00%	4/15/2032		600	600	596
							600	596
Oil and Gas
Tidewater, Inc.			10.38%	7/3/2028		2,000	2,119	2,111
							2,119	2,111
Services: Business
Brand Industrial Services, Inc.			10.38%	8/1/2030		2,000	2,024	1,908
							2,024	1,908
Services: Consumer
BCPE Empire Holdings, Inc.			7.63%	5/1/2027		1,300	1,284	1,278
Crash Champions, LLC	(8)		8.75%	2/15/2029		975	876	873
							2,160	2,151
Utilities
Southern Water Services (Finance) Ltd.			1.63%	3/30/2027	GBP	100	106	113
							106	113

Bonds Total							7,009	6,879

Equity
Aptean, Inc.	(5)		13.50%			3,216	3,186	3,216
Cheval Blanc Holdings Company	(5)					475	476	476
OHA SFR Member II, LLC	(5)					141	331	331
							3,993	4,023

Total Investments							$138,054	$136,123

(1)Unless otherwise indicated, issuers of debt investments held by T. Rowe Price OHA Flexible Credit Income Fund (the "Fund" or "OFLEX") (which such term “Fund” shall include the Fund’s subsidiaries for purposes of this Schedule of Investments) are denominated in dollars. All debt investments are income producing unless otherwise indicated.
(2)Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to SOFR including SOFR adjustment, if any, (“S”) at the borrower's option which generally resets periodically. S loans are typically indexed to 12 month, 6 month, 3 month or 1 month S rates. For each such loan, the Fund has provided the interest rate in effect on the date presented.
(3)The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
(4)Loan includes interest rate floor feature

(5)Investment valued using unobservable inputs (Level 3). See Note 3.
(6)Assets or a portion thereof are pledged as collateral for the TRP OHA FCI SPV Funding I, LLC.
(7)The Fund has an unfunded commitment to fund delayed draw and/or revolving senior secured loans. See Note 4. Commitments and Contingencies.
(8)Position or portion thereof unsettled as of March 31, 2025.

ADDITIONAL INFORMATION

Foreign currency forward contracts
Counterparty	Currency Purchased	Currency Sold	Settlement	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Company	U.S. Dollar 1,519	Euro 1,400	6/26/2025	$—
State Street Bank & Trust Company	U.S. Dollar 130	Great Britain Pound 100	6/26/2025	1
				$1

Notes to Consolidated Financial Statements
(in thousands)
Note 1. Organization
T. Rowe Price OHA Flexible Credit Income Fund (the “Fund” or “OFLEX”), was formed on May 14, 2024 as a Delaware statutory trust and commenced operations on June 17, 2024. OHA Private Credit Advisors II, L.P. (the “Adviser”) is the investment adviser of the Fund. The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company and is operated as an interval fund. The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund intends to invest at least 80% of its assets in fixed-income securities and credit instruments ("Credit"). The Fund will opportunistically allocate its investments in Credit across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans and credit selection in high yield bonds and leveraged loans); (b) direct lending (including first lien loans and unitranche loans); (c) junior capital solutions (including unsecured debt, second lien loans, mezzanine loans and preferred equity); (d) structured credit (including collateralized loan obligations, or “CLOs”); (e) asset-based lending (including, but not limited to, credit investments, investments in infrastructure, shipping, aviation and telecommunications); and (f) special situations (including stressed and non-control distressed credit and opportunities arising due to market dislocation).

The Fund may invest in additional strategies in the future. While some of the loans in which the Fund intends to invest pursuant to the foregoing may be secured, the Fund may also invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. Some of the loans in which the Fund may invest may be “covenant-lite” loans. The Fund normally may invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund’s portfolio composition is expected to change over time as the Adviser’s view changes on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.

The Fund will offer to sell any combination of three separate classes of common shares including Class A shares, Class D shares, and Class I shares. The share classes will have different ongoing shareholder servicing and/or distribution fees. The initial purchase price for the common shares of beneficial interest is $25.00 per share. Thereafter, the purchase price per share for each class of common shares equals the net asset value ("NAV") per share, as of the effective date of the daily share purchase date when the Fund is offered on a daily basis and calculates a daily NAV per Share. T. Rowe Price Investment Services, Inc., the managing dealer (the “Managing Dealer”) will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in the offering. The Fund may also engage in private offerings of its common shares. As of March 31, 2025, shares of the Fund are not registered under the Securities Act of 1933, as amended.

The Fund is operated as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding shares at NAV, subject to certain conditions. The Fund will not otherwise be required to repurchase or redeem shares at the option of a shareholder. It is possible that a repurchase offer may be oversubscribed, in which case shareholders may only have a portion of their shares repurchased.
Note 2. Significant Accounting Policies
Basis of Presentation
The Fund’s financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The Fund is an investment company and accordingly will follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements reflect adjustments that in the opinion of management are necessary for the fair statement of the financial position and results of operations for the periods presented herein. The Fund commenced operations on June 17, 2024, and its fiscal year ends on December 31.

Basis of Consolidation
As provided under ASC 946, the Fund will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund.
The Fund consolidated the results of its wholly-owned subsidiaries, TRP OHA FCI Servicer Funding I, LLC and TRP OHA FCI SPV Funding I, LLC. All intercompany transactions have been eliminated in consolidation.
Note 3. Investments
Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the Fund’s “valuation designee” to determine the valuation of the Fund’s investments. The Adviser values the investments owned by the Fund in accordance with the Adviser’s valuation policies and procedures, subject at all times to the oversight of the Board. The Adviser values the Fund’s investments in accordance with ASC 820, Fair Value Measurement (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a ready market for these investments existed, and these differences could be material.

Investments that are listed or traded on an exchange and are freely transferable are valued at either the closing price (in the case of securities and futures) or the mean of the closing bid and offer (in the case of options) on the principal exchange on which the investment is listed or traded. Investments for which other market quotations are readily available will typically be valued at such market quotations. Market quotations are obtained from an independent pricing service, where available. If a price cannot be obtained from an independent pricing service or if the independent pricing service is not deemed to be current with the market, certain investments held by the Fund will be valued on the basis of prices provided by principal market makers. Generally, investments marked in this manner will be marked at the mean of the bid and ask of the independent broker quotes obtained. To validate market quotations, the Fund utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available will be valued at a price that reflects such security’s fair value, as determined in good faith pursuant to procedures adopted by, and under the oversight of, the Board, based on, among other things, the input of the Adviser, the Audit Committee and independent valuation firms engaged at the direction of the Board to review the Fund’s investments.

With respect to unquoted portfolio investments, the Fund will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public, and other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Fund will use the pricing indicated by the external event to corroborate and/or assist in valuation.
With respect to the valuation of investments, the Fund undertakes a multi-step valuation process in connection with determining the fair value of its investments for which reliable market quotations are not readily available, which includes, among other procedures, the following:
•The valuation process begins with each investment being preliminarily valued by the Adviser’s valuation team in consultation with the Adviser’s investment professionals responsible for each portfolio investment;
•Generally, investments that constitute a material portion of the Fund’s portfolio are periodically reviewed by independent valuation firms. The independent valuation firms provide a final range of values on such investments to the Adviser. The independent valuation firms also provide analyses to support their valuation methodology and calculations;
•The Adviser’s valuation committee with respect to the Fund (the “Valuation Committee”) reviews each valuation recommendation to confirm they have been calculated in accordance with the Fund’s valuation policy and when applicable, compares such valuations to the independent valuation firms’ valuation ranges to ensure the Adviser’s valuations are reasonable;
•The Adviser’s Valuation Committee then determines fair value marks for each of the Fund’s portfolio investments; and

•The Board and Audit Committee periodically review the valuation process and provide oversight in accordance with the requirements of Rule 2a-5 under the 1940 Act.
As part of the valuation process, the Fund will take into account relevant factors in determining the fair value of the Fund’s investments for which reliable market quotations are not readily available, many of which are loans, including and in combination, as relevant: the estimated enterprise value of a portfolio company, analysis of discounted cash flows, publicly traded comparable companies and comparable transactions; the nature and realizable value of any collateral; the portfolio company’s ability to make payments based on its earnings and cash flow; the markets in which the portfolio company does business; and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future.
The Fund has and will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of the Fund’s portfolio securities for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment, and the Adviser and the Fund may reasonably rely on that assistance. However, the Adviser is responsible for the ultimate valuation of the portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy, the Board’s oversight and a consistently applied valuation process.
The Fund applies ASC 820, which establishes a framework for measuring fair value in accordance with US GAAP and required disclosures of fair value measurements. The fair value of a financial instrument is the amount that would be received in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of investments consistent with its valuation policy. The Fund discloses the fair value of its investments in a hierarchy which prioritizes and ranks the level of market observability used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:
•Level 1 — Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities at the measurement date.
•Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.
A financial instrument’s level within the hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuations of Level 2 investments are generally based on quotations received from pricing services, dealers or brokers where there is sufficient quote depth. Consideration is given to the source and nature of the quotations and the relationship of recent market activity to the quotations provided.
Transfers between levels, if any, are recognized at the beginning of the reporting period in which the transfers occur. The Fund evaluates the source of inputs used in the determination of fair value, including any markets in which the investments, or similar investments, are trading. When the fair value of an investment is determined using inputs from a pricing service (or principal market makers), the Fund considers various criteria in determining whether the investment should be classified as a Level 2 or Level 3 investment. Criteria considered includes the pricing methodologies of the pricing services (or principal market makers) to determine if the inputs to the valuation are observable or unobservable, as well as the number of prices obtained and an assessment of the quality of the prices obtained. The level of an investment within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment.
The fair value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that might ultimately be realized upon sale. Due to inherent uncertainty of valuation, the estimated fair value of investments may differ from the value that would have been used had a ready market for the security existed, and the difference could be material
The composition of the Fund’s investment portfolio at cost and fair value as of March 31, 2025 was as follows:

	March 31, 2025
	Amortized Cost	Fair value	% of Total Investments at Fair Value
First Lien Debt	90,008	89,717	65.9%
Second Lien Debt	32,108	31,076	22.8%
Corporate Bonds	7,009	6,879	5.0%
Asset-Backed Securities	4,936	4,428	3.3%
Equity	3,993	4,023	3.0%
Total Investments	$138,054	$136,123	100.0%

The following table presents the fair value hierarchy of investments as of March 31, 2025, categorized by the ASC Topic 820 valuation hierarchy, as previously described:

	March 31, 2025
	Level 1	Level 2	Level 3	Total
First Lien Debt	$—	$19,343	$70,374	$89,717
Second Lien Debt	—	6,420	24,656	31,076
Corporate Bonds	—	6,879	—	6,879
Asset-Backed Securities	—	4,428	—	4,428
Equity	—	—	4,023	4,023
Total Investments	$—	$37,070	$99,053	$136,123

The following table presents change in the fair value of financial instruments for which Level 3 inputs were used to determine the fair value:

	March 31, 2025
	First Lien Debt	Second Lien Debt	Equity	Total Investments
Fair value, beginning of period	$57,709	$21,451	$—	$79,160
Purchases of investments	13,496	5,023	3,992	22,511
Proceeds from principal repayments and sales of investments	(758)	(1,633)	—	(2,391)
Accretion of discount/amortization of premium	18	(1)	—	17
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation)	(91)	(184)	31	(244)
Transfers into Level 3 (1)	—	—	—	—
Transfers out of Level 3 (1)	—	—	—	—
Fair value, end of period	$70,374	$24,656	$4,023	$99,053
Net change in unrealized appreciation (depreciation) related to financial instruments still held as of March 31, 2025	$(52)	$(184)	$31	$(236)
(1)For three months ended March 31, 2025, there were no transfers into or out of Level 3.
Significant Unobservable Inputs
In accordance with ASC 820, the following table provides quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of March 31, 2025. The table is not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

	March 31, 2025
	Fair Value	Valuation Techniques	Unobservable Input	Range/Input (Weighted Average)(1)
Investments:
First Lien Debt	$67,634	Discounted cash flow	Comparative Yield	8.5% - 12.6% (9.3%)
First Lien Debt	2,740	Precedent Transaction	Transaction Price	N/A
Total First Lien Debt	$70,374
Second Lien Debt	24,656	Discounted cash flow	Comparative Yield	8.8% - 13.5% (11.5%)
Total Second Lien Debt	$24,656
Equities	3,216	Discounted cash flow	Comparative Yield	14.4%
Equities	807	Precedent Transaction	Transaction Price	N/A
Total Equities	$4,023
Total Investments	$99,053
(1)Weighted averages are calculated based on fair value of investments.
The Fund used the income approach to determine the fair value of certain Level 3 assets as of March 31, 2025. The significant unobservable inputs used in the income approach is the comparative yield and discount rate. The comparative yield and discount rate is used to discount the estimated future cash flows expected to be received from the underlying investment. An increase/decrease in the comparative yield or discount rate would result in a decrease/increase, respectively, in the fair value.

Note 4: Commitments and Contingencies
The Fund’s investment portfolio may contain debt investments which are in the form of lines of credit or delayed draw commitments, which require us to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of March 31, 2025, the Fund had unfunded commitments to fund delayed draw and revolving debt of $4.7 million and $3.5 million, respectively. The fair value of the unfunded positions is included in the investments at fair value on the Schedule of Investments.

Investments— non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded	Total Commitment Fair Value
ARAMSCO, Inc.	2023 Delayed Draw Term Loan	10/10/2030	288	(18)
Banyan Software Holdings, LLC	2024 Revolver	01/02/2031	326	(2)
Banyan Software Holdings, LLC	2024 1st Lien Delayed Draw Term Loan	01/02/2031	997	(5)
Beacon Pointe Advisors LLC	2021 Revolver	12/29/2027	199	—
Circana Group LP	2024 Revolver	12/01/2027	205	—
CNSI Holdings, LLC	Revolver	12/17/2029	228	(1)
CPI Holdco LLC	2021 Revolver	10/30/2026	424	(4)
Diligent Corp.	2024 Revolver	08/02/2030	187	—
Finastra USA, Inc.	2023 Revolver	09/13/2029	274	—
FloWorks International LLC	2024 Delayed Draw Term Loan	11/26/2031	211	(1)
GS AcquisitionCo, Inc.	Revolver	05/25/2028	12	—
IG Investment Holdings, LLC	2024 Refinancing Revolver	09/22/2028	149	—
Ministry Brands Purchaser LLC	Revolver	12/30/2027	149	(2)
MRI Software LLC	2020 Revolver	02/10/2027	131	(1)
Packaging Coordinators Midco, Inc.	2025 Delayed Draw Term Loan	01/22/2032	2,065	(26)
Packaging Coordinators Midco, Inc.	2025 Revolver	01/22/2032	494	(6)
Packaging Coordinators Midco, Inc.	2025 Multicurrency Delayed Draw Term Loan	01/22/2032	539	(7)
Peter C. Foy & Associates Insurance Services LLC	2021 1st Lien Revolver	11/01/2027	133	—
PT Intermediate Holdings III LLC	2024 Delayed Draw Term Loan	04/09/2030	77	(1)
RSC Acquisition, Inc.	2024 Revolver	11/01/2029	97	—
Spectrum Automotive Holdings, Corp.	2021 Revolver	06/29/2027	104	—
THG Acquisition LLC	2024 Delayed Draw Term Loan	10/31/2031	492	(2)
THG Acquisition LLC	2024 Revolver	10/31/2031	239	(1)
USIC Holdings, Inc.	2024 Revolver	09/10/2031	98	—
USIC Holdings, Inc.	2024 Specified Delayed Draw Term Loan	09/10/2031	80	—
Total			$8,197	$(78)

Note 5. Subsequent Events
Subsequent events have been evaluated through the dates the schedule of investments was issued. There have been no subsequent events that require recognition or disclosure through the date the schedule of investments was issued, except as disclosed below.
Subscriptions

The Fund received $3.2 million of net proceeds, inclusive of distributions reinvested through the Fund's distribution reinvestment plan, relating to the issuance of Class I shares for subscriptions effective April 1, 2025.

The Fund received $20.5 million of net proceeds relating to the issuance of Class I shares for subscriptions effective May 1, 2025, excluding distributions reinvested through the Fund's distribution reinvestment plan since the issuance price is not yet finalized at the date of this filing,

Distribution Declarations

On April 28, 2025, the Fund declared a total distribution of $0.18 per Class I share, all of which is payable on May 30, 2025 to shareholders of record as of April 30, 2025.

On May 27, 2025, the Fund declared a total distribution of $0.20 per Class I share, all of which is payable on June 30, 2025 to shareholders of record as of May 30, 2025.